UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) December 10, 2024
Rocket Companies, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-39432	84-4946470
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
1050 Woodward Avenue
Detroit, MI 48226
(Address of principal executive offices) (Zip Code)
(313) 373-7990
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	RKT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Citibank, N.A. Master Repurchase Agreement Renewal
On December 10, 2024, Rocket Mortgage, LLC (the "Company"), a Michigan limited liability company and indirect subsidiary of Rocket Companies, Inc., as Seller, and Citibank, N.A. ("Citibank"), as Buyer, entered into Amendment Number Six to the Master Repurchase Agreement (the "MRA Amendment") and the related Amendment Number Ten to the Pricing Side Letter for the Master Repurchase Agreement, which extended the expiration date of the existing Master Repurchase Agreement dated as of September 4, 2019 by and between Citibank, as Buyer, and the Company, as Seller (as amended, the "Citibank Master Repurchase Agreement"), from November 6, 2025 to December 10, 2026 and effectuated certain other technical changes to the Citibank Master Repurchase Agreement.

Citibank, N.A. MSR Facility Amendment
On December 10, 2024, the Company, as borrower, entered into Amendment Number Four to the MSR Facility (the "MSR Amendment") with Citibank, as lender. The MSR Amendment extended the expiration date of the existing MSR Facility from November 6, 2025 to December 10, 2026 and effectuated certain other technical changes to the MSR Facility.

The foregoing descriptions of the MRA Amendment and MSR Amendment do not purport to be complete and are subject to, and qualified in their entirety by reference to the full text of the MRA Amendment and MSR Amendment, copies of which will be filed with the annual report on Form 10-K of Rocket Companies, Inc. for the period ending December 31, 2024.

Following the execution of the MRA Amendment and the related Amendment Number Ten to Pricing Side Letter for the Citibank Master Repurchase Agreement, as of December 10, 2024, the total funding capacity of the Company, including pursuant to all master repurchase agreements, early funding facilities, unsecured lines of credit, MSR lines of credit and early buy out facilities, was $27.0 billion. This figure compares with $24.5 billion as of September 30, 2024 and $24.3 billion as of December 31, 2023.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated in this Item 2.03 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2024

ROCKET COMPANIES, INC.

By:	/s/ Tina V. John
Name:	Tina V. John
Title:	Executive Legal Counsel and Secretary